EXHIBIT 10.6

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of April 10, 2023 (the “Effective Date”), by and among the entities listed on Exhibit A attached hereto (each, a “Seller” and collectively, the “Sellers”), and EGP MEDBASE REIT LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S:

WHEREAS, Sellers and Purchaser (as successor by assignment from Easterly Government Properties LP, a Delaware limited partnership) entered into that certain Purchase and Sale Agreement dated as of September 30, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 12, 2021, that certain Second Amendment to Purchase and Sale Agreement dated as of November 1, 2021, that certain Third Amendment to Purchase and Sale Agreement dated as of December 21, 2021 (the “Third Amendment”), that certain Fourth Amendment to Purchase and Sale Agreement dated as of December 21, 2021, and as further amended by that certain Fifth Amendment to Purchase and Sale Agreement dated as of November 14, 2022 (collectively, the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, Sellers agreed to sell to Purchaser, and Purchaser agreed to buy from Sellers, the Membership Interests in the Companies set forth next to such Seller’s name on Exhibit A to the Purchase Agreement; and

WHEREAS, Sellers and Purchaser desire to further amend the Purchase Agreement to set forth certain agreements of the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.
Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Purchase Agreement.
2.
San Antonio Change Orders. Exhibit B attached to the Third Amendment is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment.
3.
Reaffirmation. The parties acknowledge and agree that notwithstanding anything in the Purchase Agreement or any correspondence between the parties to the contrary, the Purchase Agreement has remained, and is, in full force and effect, and, except as expressly modified by this Amendment, Sellers and Purchaser hereby reaffirm all terms, covenants and conditions contained in the Purchase Agreement.
4.
Governing Law. THIS AMENDMENT IS PERFORMABLE IN THE STATE OF DELAWARE AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE.
5.
Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. The Purchase Agreement and counterparts to this Amendment may be executed and delivered by e-mail transmission, and for purposes of the Purchase Agreement and this Amendment signatures transmitted by e-mail shall be deemed to be original signatures.
6.
Captions. The paragraph headings of this Amendment are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLERS:

BIRMINGHAM VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CHATTANOOGA VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COLUMBUS VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CORPUS CHRISTI VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

JACKSONVILLE VA OPC MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

JOHNSON COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

LUBBOCK VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COBB COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

PHOENIX VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

SAN ANTONIO VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signatures continue on following page.]

PURCHASER:

EGP MEDBASE REIT LLC,

a Delaware limited liability company

By: /s/ Andrew G. Pulliam

Name: Andrew G. Pulliam
Title: Executive Vice President

EXHIBIT A

LIST OF SELLERS

SELLER
Birmingham VA Managing Member LLC, a Delaware limited liability company
Chattanooga VA Managing Member LLC, a Delaware limited liability company
Columbus VA Managing Member LLC, a Delaware limited liability company
Corpus Christi VA Managing Member LLC, a Delaware limited liability company
Jacksonville VA OPC Managing Member LLC, a Delaware limited liability company
Johnson County VA Managing Member LLC, a Delaware limited liability company
Lubbock VA Managing Member LLC, a Delaware limited liability company
Cobb County VA Managing Member LLC, a Delaware limited liability company
Phoenix VA Managing Member LLC, a Delaware limited liability company
San Antonio VA Managing Member LLC, a Delaware limited liability company

EXHIBIT B

SAN ANTONIO CHANGE ORDER WORK